                                                                    Exhibit 10.4

                         SUBSIDIARY ASSUMPTION AGREEMENT


         SUBSIDIARY ASSUMPTION AGREEMENT (this "Agreement"), dated as of October 15, 2000, made by each of the undersigned subsidiaries (the "New Subsidiaries" and each, a "New Subsidiary"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                                   WITNESSETH:

         WHEREAS, Universal Compression Holdings, Inc. ("Holdings"), Universal Compression, Inc. (the "Borrower"), various lending institutions from time to time party thereto, Deutsche Bank Securities Inc., as Lead Arranger and Bankers Trust Company, as Administrative Agent, have entered into a Credit Agreement, dated as of May 30, 2000 (as amended, restated, modified and/or supplemented from time to time the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, the Borrower and the Subsidiary Guarantors have entered into a Subsidiaries Guaranty, dated as of May 30, 2000 (as amended, restated, modified and/or supplemented from time to time, the "Subsidiaries Guaranty");

         WHEREAS, in connection with the Credit Agreement, Holdings, the Borrower and the Subsidiary Guarantors have entered into a Pledge Agreement, dated as of May 30, 2000, (as amended, restated, modified and/or supplemented from time to time, the "Pledge Agreement");

         WHEREAS, in connection with the Credit Agreement, Holdings, the Borrower and the Subsidiary Guarantors have entered into a Security Agreement, dated as of May 30, 2000, (as amended, restated, modified and/or supplemented from time to time, the "Security Agreement", and together with the Subsidiaries Guaranty and the Pledge Agreement, the "Documents");

         WHEREAS, each New Subsidiary is a Wholly-Owned Subsidiary of the Borrower;

         WHEREAS, pursuant to the Credit Agreement, each New Subsidiary is required to become a party to the Documents; and

         WHEREAS, each New Subsidiary desires to execute and deliver this Agreement in order to become a party to each of the Documents.

         NOW, THEREFORE, IT IS AGREED:

         1. Subsidiaries Guaranty. By executing and delivering this Agreement, each New Subsidiary hereby becomes a party to the Subsidiaries Guaranty as a "Guarantor" thereunder, and hereby expressly assumes all obligations and liabilities of a "Guarantor" thereunder. Each New Subsidiary hereby makes each of the representations and warranties contained in the Subsidiaries Guaranty, after giving effect to this Agreement.



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

         2. Pledge Agreement. By executing and delivering this Agreement, each New Subsidiary hereby becomes a party to the Pledge Agreement as a "Pledgor" thereunder, and hereby expressly assumes all obligations and liabilities of a "Pledgor" thereunder. Annexes A, B, C, D, and I to the Pledge Agreement are each hereby amended by supplementing such Annexes with the information contained on Annexes A, B, D and I attached to Annex I of this Agreement for each New Subsidiary. Each New Subsidiary hereby makes each of the representations and warranties contained in Section 16 of the Pledge Agreement, after giving effect to this Agreement.

         3. Security Agreement. By executing and delivering this Agreement, each New Subsidiary hereby becomes a party to the Security Agreement as an "Assignor" thereunder, and hereby expressly assumes all obligations and liabilities of an "Assignor" thereunder. Annexes A, B, C, D, E, F and G to the Security Agreement are each hereby amended by supplementing such Annexes with the information contained on Annexes A, B, C, D, E, F and G attached to Annex II of this Agreement for each New Subsidiary. Each New Subsidiary hereby makes each of the representations and warranties contained in the Security Agreement on the date hereof, after giving effect to this Agreement.

         4. Pledged Securities; Financing Statements. By executing and delivering this Agreement, each New Subsidiary hereby agrees to:

         (i) deposit as security with the Pledgee (as defined in the Pledge Agreement) the Securities (as defined in the Pledge Agreement), if any, owned by such New Subsidiary on the date hereof, and deliver to the Pledgee certificates or instruments therefor, duly endorsed in blank by such New Subsidiary in the case of Notes (as defined in the Pledge Agreement) and accompanied by undated stock powers duly executed in blank by such New Subsidiary in the case of Stock (as defined in the Pledge Agreement), or such other instruments of transfer as are acceptable to the Pledgee; and

         (ii) execute and deliver to the Collateral Agent (as defined in the Security Agreement) such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in the Security Agreement) owned by such New Subsidiary.

         5. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


                                      * * *



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

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


ADDRESS                                  SUBSIDIARY

                                         GAS COMPRESSION FINANCE CORPORATION


                                         By: /s/ STEPHEN A. SNIDER
                                            ------------------------
                                            Name:  Stephen A. Snider
                                            Title: President

                                         G.C.S. DISTRIBUTING L.L.C.


                                         By: /s/ STEPHEN A. SNIDER
                                            ------------------------
                                            Name:  Stephen A. Snider
                                            Title: Manager

                                         GAS COMPRESSION REALTY L.L.C.


                                         By: /s/ STEPHEN A. SNIDER
                                            ------------------------
                                            Name:  Stephen A. Snider
                                            Title: Manager

ACKNOWLEDGED AND ACCEPTED:

BANKERS TRUST COMPANY,
    as Administrative Agent



By: /s/ MARCUS M. TARKINGTON
   -----------------------------------
   Name:  Marcus M. Tarkington
   Title: Director



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
                                                                      ANNEX I TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT


                                  PLEDGED STOCK
                   (SUPPLEMENT TO ANNEX A TO PLEDGE AGREEMENT)






                                                                           PERCENTAGE OF
                                                                           OUTSTANDING
NAME OF ISSUING                               TYPE OF SHARES    NO. OF     SHARES OF
CORPORATION               CERTIFICATE NO.     COMMON            SHARES     CAPITAL STOCK
---------------           ---------------     --------------    ------     -------------
Gas Compression Finance          4                               50,000        100%
Corporation



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
                                                                      ANNEX I TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT



                                  PLEDGED NOTES
                   (SUPPLEMENT TO ANNEX B TO PLEDGE AGREEMENT)


None.


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
                                                                      ANNEX I TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT


                          PLEDGED PARTNERSHIP INTERESTS

                   (SUPPLEMENT TO ANNEX C TO PLEDGE AGREEMENT)

None.




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
                                                                      ANNEX I TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT

                   PLEDGE LIMITED LIABILITY COMPANY INTERESTS

                   (SUPPLEMENT TO ANNEX D TO PLEDGE AGREEMENT)

G.C.S. Distributing L.L.C.

Gas Compression Realty L.L.C.



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
                                                                      ANNEX I TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT

                            LIST OF OFFICE LOCATIONS

                   (SUPPLEMENT TO ANNEX I TO PLEDGE AGREEMENT)

IV.      Gas Compression Finance Corporation
         4440 Brittmoore Road
         Houston, Texas  72480 Aero Park Drive

         2480 Aero park Drive
         Traverse City, Michigan  49686

V.       G.C.S. Distributing L.L.C.
         4400 Brittmoore Road
         Houston, Texas  77041

         2480 Aero Park Drive
         Traverse City, Michigan  49686

VI.      Gas Compression Realty L.L.C.
         4400 Brittmoore Road
         Houston, Texas  77041

         2480 Aero Park Drive
         Traverse City, Michigan  49686



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
                                                                      ANNEX I TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT


                           SCHEDULE OF CHIEF EXECUTIVE
                            OFFICES/RECORD LOCATIONS
                (SUPPLEMENT TO ANNEX A TO THE SECURITY AGREEMENT)
                                       AND
                  SCHEDULE OF EQUIPMENT AND INVENTORY LOCATIONS
                (SUPPLEMENT TO ANNEX B TO THE SECURITY AGREEMENT)

CHIEF EXECUTIVE OFFICE:

IV.      Gas Compression Finance Corporation
         4440 Brittmoore Road
         Houston, Texas  7704


V.       G.C.S. Distributing L.L.C.
         4400 Brittmoore Road
         Houston, Texas  77041


VI.      Gas Compression Realty L.L.C.
         4400 Brittmoore Road
         Houston, Texas  77041

ADDITIONAL LOCATIONS:

VII.     Gas Compression Finance Corporation
         2480 Aero Park Drive
         Traverse City, Michigan  49686

VIII.    G.C.S. Distributing L.L.C.
         2480 Aero Park Drive
         Traverse City, Michigan  49686

IX.      Gas Compression Realty L.L.C.
         2480 Aero Park Drive
         Traverse City, Michigan  49686





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
                                                                     ANNEX II TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT



                  SCHEDULE OF TRADE, FICTITIOUS AND OTHER NAMES
                (SUPPLEMENT TO ANNEX C TO THE SECURITY AGREEMENT)


Gas Compression Services, Inc. ("GCS")

Gas Compression Finance Corporation ("GCFC")

G.C.S. Distributing L.L.C.

Gas Compression Realty L.L.C.




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
                                                                     ANNEX II TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT


                                SCHEDULE OF MARKS
                (SUPPLEMENT TO ANNEX D TO THE SECURITY AGREEMENT)


www.gascompression.com




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
                                                                     ANNEX II TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT


                 SCHEDULE OF LICENSE AGREEMENTS AND ASSIGNMENTS
                (SUPPLEMENT TO ANNEX E TO THE SECURITY AGREEMENT)



None.



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
                                                                     ANNEX II TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT


                      SCHEDULE OF PATENTS AND APPLICATIONS
                (SUPPLEMENT TO ANNEX F TO THE SECURITY AGREEMENT)



None.



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
                                                                     ANNEX II TO
                                                           SUBSIDIARY ASSUMPTION
                                                                       AGREEMENT



                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS
                (SUPPLEMENT TO ANNEX G TO THE SECURITY AGREEMENT)



None.




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